EXHIBIT 10.5

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”), dated as of July             , 2017, is made and entered into by and among (i) PetIQ, Inc., a Delaware corporation (“PetIQ Corporation”), (ii) Eos Partners, L.P., a Delaware limited partnership (“Eos Partners”), Eos Capital Partners IV, L.P., a Delaware limited partnership (“Eos Capital Partners”), and Highland Consumer Fund I-B Limited Partnership, a Delaware limited partnership (“Highland” and, together with Eos Partners and Eos Capital Partners, the “C-Corp LLC Owner Parents”), and (iii) ECP IV TS Investor Co., a Delaware corporation (“ECP IV”), Eos TS Investor Co., a Delaware corporation (“Eos TS”), and HCP—TS Blocker Corp., a Delaware (“HCP” and, together with ECP IV and Eos TS, the “C-Corp LLC Owners”). The parties hereto are each referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Recapitalization Agreement (defined below).

WHEREAS, PetIQ Corporation, the C-Corp LLC Owner Parents and the C-Corp LLC Owners are party to that certain Recapitalization Agreement, dated as of July             , 2017 (the “Recapitalization Agreement”), by and among PetIQ Corporation, PetIQ Holdings, LLC, a Delaware limited liability company, and the Continuing LLC Owners (as defined therein), pursuant to which the C-Corp LLC Owner Parents have agreed to, among other things, contribute the C-Corp LLC Owners to PetIQ Corporation (the “Contribution”) in connection with the initial public offering of shares of PetIQ Corporation’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”); and

WHEREAS, prior to the Contribution, certain of the C-Corp LLC Owner Parents desire to contribute those promissory notes set forth on Schedule I hereto (the “Promissory Notes”) to the respective C-Corp LLC Owners as set forth thereon.

NOW, THEREFORE, in consideration of the mutual premises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, effective immediately prior to the Pricing:

1.	Contribution of the Promissory Notes. Pursuant to the terms and subject to the conditions and limitations hereof, each C-Corp LLC Owner Parent, as applicable, hereby irrevocably contributes, conveys, assigns, transfers and delivers to the respective C-Corp LLC Owner, and such C-Corp LLC Owner hereby accepts and acquires from each C-Corp LLC Owner Parent, as applicable, the Promissory Notes as set forth on Schedule I hereto. Such contributions of Promissory Notes shall be treated as contributions to the capital of the C-Corp LLC Owners, as applicable, accepting and acquiring such Promissory Notes.

2.	Contribution of the C-Corp LLC Owners. Pursuant to the terms and subject to the conditions and limitations hereof, immediately after the contributions described in Section 1, each C-Corp LLC Owner Parent, as applicable, hereby irrevocably contributes, conveys, assigns, transfers and delivers to PetIQ Corporation, and PetIQ Corporation hereby accepts and acquires from each C-Corp LLC Owner Parent, as applicable, all of the issued and outstanding equity interests in each C-Corp LLC Owner in exchange for (i) shares of Class A Common Stock issued in accordance with the Recapitalization Agreement as set forth in Schedule II and (ii) Preference Notes issued in accordance with the Recapitalization Agreement as set forth in Schedule II attached hereto.

3.	Effect of Contribution of the C-Corp LLC Owners. Immediately after the contributions described in Section 2, each C-Corp LLC Owner will be a wholly-owned subsidiary of PetIQ Corporation.

4.	No Liabilities in Event of Termination; Certain Covenants. In the event that PetIQ Corporation determines to abandon the IPO (whether before or after the Pricing) or in the event that the Pricing does not occur by December 31, 2017, after the occurrence of some or all of the events described in Sections 1 and 2, the Parties agree, to the extent possible and without material adverse effect on any Party, to rescind the contributions, transfers and other actions described in Sections 1 and 2 and consummated prior to such abandonment or such failure of the Pricing to occur, as applicable.

5.	Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer its rights or obligations under this Agreement without the consent of the other parties hereto.

6.	Enforcement of Certain Rights. Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations, liabilities under or by reason of this Agreement, or result in such person being deemed a third-party beneficiary of this Agreement.

7.	Amendment. This Agreement may be amended, supplemented or otherwise modified at any time by a written instrument duly executed by each of the parties hereto.

8.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

9.	Miscellaneous. This Agreement is a complete statement of the agreement among the parties with respect to the matters provided for herein, and there are no agreements, promises, warranties, covenants or undertakings other than as expressly set forth in this Agreement. This Agreement supersedes any previous agreements and understandings among the parties with respect to the matters provided for herein and cannot be changed or terminated except in writing signed by both parties. The Section headings contained in this Agreement are solely for purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement.

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10.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. A facsimile signature page (or signature page in similar electronic form) hereto shall be treated by the parties for all purposes as equivalent to a manually signed signature page.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

PetIQ CORPORATION

PetIQ, INC.

By:
Name:
Title:

[Signature Page to Contribution Agreement]

C-CORP LLC OWNER PARENTS

EOS PARTNERS, L.P.

By:
Name:
Title:

EOS CAPITAL PARTNERS IV, L.P.

By:
Name:
Title:

[Signature Page to Contribution Agreement]

HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP

By:
Name:
Title:

[Signature Page to Contribution Agreement]

C-CORP LLC OWNERS

ECP IV TS INVESTOR CO.

By:
Name:
Title:

EOS TS INVESTOR CO.

By:
Name:
Title:

HCP - TS BLOCKER CORP.

By:
Name:
Title:

[Signature Page to Contribution Agreement]